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                                                                    Exhibit 99.2

                                                           OMB Number: 3235-0569
                                                      Expires:  January 31, 2003

   Statement Under Oath of Principal Executive Officer and Principal Financial
     Officer Regarding Facts and Circumstances Relating Exchange Act Filings

I, Steven A. Cosse, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Murphy Oil Corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o 2001 Annual Report on Form 10-K, filed with the Commission on or about March 22, 2002, of Murphy Oil Corporation;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Murphy Oil Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


/s/  Steven A. Cosse                        Subscribed and sworn to before me
--------------------                        this 5th day of August, 2002
Steven A. Cosse
(Principal Financial Officer)

August 5, 2002                              /s/ Robin M. New
                                            ----------------
                                            Robin M. New
                                            Notary Public

                                            My Commission Expires:  July 6, 2009